UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2005

H&E EQUIPMENT SERVICES L.L.C.

(Exact name of registrant as specified in its charter)

Louisiana	333-99589 333-99587	72-1287046
(State or other jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

11100 Mead Road, Suite 200, Baton Rouge, Louisiana 70816

(Address of principal executive offices)   (Zip Code)

(225) 298-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On May 3, 2005, H&E Equipment Services L.L.C. (the “Company”) announced that it and H&E Finance Corp. have further extended to 5:00 p.m., New York City time, on Thursday, May 12, 2005, the expiration date for their previously announced extended consent solicitation under the indentures governing their 11-1/8% Senior Secured Notes due 2012 and their 12-1/2% Senior Subordinated Notes due 2013.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibits.

Exhibit No.	Description

99.1	H&E Equipment Services L.L.C. Press Release, dated May 3, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

H&E EQUIPMENT SERVICES, L.L.C.

Date: May 4, 2005	By:	/s/ LESLIE S. MAGEE
		By:	Leslie S. Magee
		Title:	Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	H&E Equipment Services L.L.C. Press Release, dated May 3, 2005.